Exhibit 99.1

 Investor PresentationFebruary 2018  Raymond James 2018 U.S. Bank Conference Presentation

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2017 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

# Key Metrics

| | |
|---|---|
| ▪ Total Assets | $4.2 billion |
| ▪ Market Capitalization | $885.4 million |
| ▪ Cash Dividend Yield | 2.64% |
| ▪ P/E Ratio | 16.0x |
| ▪ Price to Book Value | 1.6x |
| ▪ Price to Tangible Book Value | 1.9x |
| ▪ Tangible Common Equity Ratio | 11.51% |

- Competitive Position
  - 2nd largest Kentucky domiciled bank holding company
  - #2 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

*Financial data as of June 30, 2018*

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# Corporate History

| | |
|---|---|
| 1903 | Pikeville National bank formed |
| 1987-2005 | Acquired 14 banks and purchased 17 branch locations |
| 1997 | Changed name to Community Trust Bancorp, Inc. |
| 2010 | Acquired LaFollette First National Corporation |
| Presently | Two operational subsidiaries~<br>Community Trust Bank, Inc. and<br>Community Trust and Investment Company |

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 Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee  5  Our Banking Franchise

# Our Banking Franchise

## Central Region

**Loans - $679 million**

**Deposits - $830 million**

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

## Eastern Region

**Loans - $963 million**

**Deposits - $1.4 billion**

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

## Northeastern Region

**Loans - $364 million**

**Deposits - $515 million**

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

## South Central Region

**Loans - $653 million**

**Deposits - $749 million**

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

## Indirect Lending

**Loans - $508 million**

## CTIC

**Assets Under Management - $2.2 billion (including $0.6 billion CTB)**

**Revenues - $15.4 million annualized**

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

*Financial data as of June 30, 2018*

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 Assets in billionsRevenue in millions  7  Includes CTB portfolio  Trust Assets Under Management &Trust Revenue  Jun ’18 Revenue annualized

 8   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 49 years 49Mark A. Gooch CTB President and CEO 37 years 37Andy Waters CTIC President and CEO 31 years 14Kevin J. Stumbo EVP/Chief Financial Officer 31 years 23Steven E. Jameson EVP/Risk Manager 33 years 14James J. Gartner EVP/Chief Credit Officer 50 years (17 at OCC) 16James B. Draughn EVP/Operations 25 years 25Larry W. Jones EVP/C KY President 49 years 15Richard W. Newsom EVP/E KY President 35 years 35Ricky Sparkman EVP/SC KY/TN President 33 years 24D. Andrew Jones EVP/NE KY/WV President 31 years 31C. Wayne Hancock EVP/Senior Staff Attorney 9 years 9   Executive Management Team

# Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Organic growth expectations combined with de novo branching and acquisition
- Consistent long-term performance

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 10   YTD 2018 2017 2016 2015 2014 EPS $1.55 $2.92 $2.70 $2.66 $2.50ROAA 1.33% 1.27% 1.21% 1.23% 1.18%ROAE 10.26% 9.93% 9.58% 9.97% 9.94%Net Int. Margin 3.63% 3.67% 3.70% 3.81% 3.92%Efficiency Ratio 62.67% 58.66% 58.54% 58.20% 59.12%Nonperforming Loans 0.69% 0.91% 0.93% 1.00% 1.42%Net Charge-offs 0.21% 0.24% 0.28% 0.25% 0.31%% of Average Assets:Noninterest Income 1.32% 1.18% 1.22% 1.24% 1.23%Noninterest Expense 2.96% 2.70% 2.73% 2.78% 2.88%  All information is for the year ended December 31 except YTD 2018 which is for the six months ended June 30.  Consistent Financial Performance

 11  Earnings Review

 EPS increased 20.2% from 2nd quarter 2017 to 2nd quarter 20182018 EPS goal - $3.32 to $3.40 per share  12  Earnings Per Share

 (in millions)  Net income increased 20.1% from 2nd quarter 2017 to 2nd quarter 2018$3.6 million accrual increase in the 2nd quarter 2018 for customer reimbursements related to a consent order with the Federal Reserve regarding two deposit add-on productsIncome tax rate change positively impacted earnings as our effective income tax rate for the six months ended June 30, 2018 was 16% compared to 28% for the six months ended June 30, 20172018 goal for net income - $58.8 to $60.2 million  13  Net Income

 (in millions)  Revenues increased 6.1% from 2nd quarter 2017 to 2nd quarter 20182018 goal for revenues - $188.9 to $194.6 million  14  Revenues  Jun ‘18 annualized

 YTD noninterest income increased 13.2% year over year for the six months ended June 30Increases in trust revenue, deposit service charges, loan related fees, and bank owned life insuranceDecrease in securities gains2018 goal for noninterest revenue – 25.0% to 27.0% of total revenue  Noninterest Incomeas a % of Total Revenue  (in millions)  15  Jun ‘18 annualized

 YTD net interest revenue increased by 3.6% year over year for the six months ended June 30Net interest margin decreased 5 basis pointsAverage earning assets increased $155.5 million, or 4.2%  (in millions)  Net Interest Revenue  16  Jun ‘18 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 6/30/18 – (3.85)%  % of assets repricingWithin 30 days 29.80%% of liabilities repricing Within 30 days 7.83%Within 90 days 20.88%Within 180 days 40.55%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17

 Net Noninterest Expenseas a % of Average Earning Assets  Noninterest Expense & Efficiency Ratio  (in millions)  (in millions)    Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  18  Jun ’18 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 20  Balance Sheet Review

 Total assets at 6/30/18 increased $69.0 million, or an annualized 3.4%, from 12/31/2017Loans increased $46.1 million or an annualized 3.0%Investment portfolio remained relatively flat to 12/31/17Deposits grew $50.5 million or an annualized 2.9%2018 goal for total assets - $4.15 to $4.32 billion  (in billions)  Total Assets  21

 (in billions)  Total Loans  Loans increased $46.1 million, or an annualized 3.0%, from 12/31/172018 goal for total loans - $3.15 to $3.35 billion  June 30, 2018  Loan PortfolioMix  22

 Concentrations of Creditas a % of Total Loans  June 30, 2018  * As a percentage of funded exposure  23

 24    Indirect Lending  (in millions)  Jun ’18 annualized

 Net Charge-offsas a % of Average Loans  NonperformingLoansas a % of Total Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.       June 30, 2018  25

 Nonperforming Assetsas a % of Total Assets  Loan Loss Reserveas a % of Net Loans  $30.3 million in other real estate owned  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  26

 Total Other Real Estate Owned  Sales of foreclosed properties for the six months ended 6/30/18 totaled $3.3 millionNew bookings in the first six months of 2018 totaled $2.8 millionProperties under contract to sell at June 30, 2018 totaled $1.9 million  (in millions)  27

 (in billions)  Total Depositsincluding Repurchase Agreements  2018 goal for total deposits including repurchase agreements - $3.47 to $3.61 billion  Total Depositsincluding Repurchase Agreements  June 30, 2018  28

 29  Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$205 million in Hoops CDs as of 6/30/18  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

 30  Shareholder Value

 Dividends Per Share  2017 cash dividends increased 3.2%Dividend payout ratio at June 30, 2018 was 42.58%Desired level between 40% and 50%June 30, 2018 cash dividend yield was 2.64%Cash dividend increased 9.1 % to $0.36 per share effective October 1, 2018  31  * 2018 is projected DPS

 Shareholders’ Equity  (in millions)  Shareholders’ equity has increased 28.7% during the past five years5.8% compound growth rate for the past five years2018 goal for shareholders’ equity - $552.6 to $575.2 million  5.8%  32

 Book ValuePer Share  Tangible Common Equity/Assets  33

 Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with comparative asset size, as defined in our Proxy Statement.  (in millions)  Price to Tangible Book Value 2013 2014 2015 2016 2017 6/30/18 CTBI 2.06x 1.67x 1.50x 2.01x 1.79x 1.86x Peer 1.72x 1.72x 1.71x 1.83x 2.17x 2.48x    34  Total Market Capitalization  All data is as of year-end except 2018 which is as of June 30, 2018.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2012 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2017.      35

 Comparison to Russell 2000 Indexof Small Cap Companies  Return to Investors  3-, 5-, and 10-year total returns annualized  June 30, 2018    36

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends38 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 2.7%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexRecognized as one of “America’s 50 Most Trustworthy Financial Companies” for four consecutive years and ranked 1st and 2nd in the “Small Cap” category in the years 2014 and 2015, respectively, and tied for 1st in the years 2016 and 2017CTBI shareholders include187 institutional investors (including CTIC – 9.8%) hold 10.6 million shares (57.0%)253 mutual funds hold 5.2 million shares (29.1%)  Data as of June 30, 2018  37

 38  Key Strategic Initiatives

# Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Complete requirements of consent order with Federal Reserve

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# CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

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